UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------
                                    FORM 8-K
                          ----------------------------



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 5, 2005


                           ----------------------------
                           PARAGON TECHNOLOGIES, INC.
                 (Exact Name of Issuer as Specified in Charter)
                          ----------------------------

          DELAWARE                        1-15729                    22-1643428
(State or Other Jurisdiction of    (Commission File Number)       (I.R.S. Employer
Incorporation or Organization)                                  Identification Number)


                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                    (Address of Principal Executive Offices)


                                 (610) 252-3205
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

                          ----------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]   Written communications pursuant to Rule 425 under the Securities Act

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act

This Current Report on Form 8-K is filed by Paragon Technologies, Inc., a Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 2.01.    Completion of Acquisition or Disposition of Assets.

                  On August 5, 2005, after receiving the approval of the Company's stockholders at a special meeting held on August 3, 2005, the Company has completed its previously announced sale of substantially all of the assets and liabilities of Ermanco Incorporated, a Michigan corporation ("Ermanco"), to TGW Transportgerate GmbH, an Austrian corporation ("Buyer Parent"), and Malibu Acquisition, Inc., a Michigan corporation and wholly owned subsidiary of Buyer Parent ("Buyer"). As a result of the completion of the sale, the Company received cash consideration of approximately $23,055,000 (subject to a working capital adjustment) in connection with the sale of substantially all of the assets and liabilities of Ermanco, Paragon's conveyor and sortation subsidiary located in Spring Lake, Michigan.

                  The Company and Ermanco, entered into a previously disclosed Asset Purchase Agreement (the "Asset Purchase Agreement") with Buyer Parent, and Buyer, pursuant to which Ermanco and Paragon agreed to indemnify the Buyer and Buyer Parent for, among other things, a breach of any representation, warranty, covenant, or agreement set forth under the terms of the Asset Purchase Agreement. At the closing of the asset sale, Paragon delivered to the Buyer an irrevocable letter of credit issued by Wachovia Bank, National Association in the amount of $2 million as security for its indemnification obligations under the Asset Purchase Agreement. The letter of credit shall remain in place for a period of one year following the closing of the asset sale. However, should a dispute remain unresolved at the expiration of the one year period, the letter of credit shall be drawn upon, prior to its expiration, in an amount not less than an amount sufficient to resolve such dispute(s) and such amount shall be placed in escrow pending the final resolution of such dispute(s).

                  A Current Report on Form 8-K relating to the Asset Purchase Agreement by and among Buyer, Buyer Parent, Ermanco, and the Company dated May 20, 2005 was filed by the Company on May 23, 2005. A copy of the Asset Purchase Agreement governing the terms of the sale was attached as Exhibit 10.1 to that Current Report on Form 8-K. The foregoing summary of the transaction is qualified in its entirety by reference to such Asset Purchase Agreement. A copy of the press release announcing the sale of Ermanco is attached hereto as
Exhibit 99.1.

                  Also in connection with the Asset Purchase Agreement and its requirement for stockholder approval, Paragon filed with the Securities and Exchange Commission a Proxy Statement on Schedule 14A on July 1, 2005 providing information related to a Special Meeting of Paragon's Stockholders which was held on August 3, 2005, in which the stockholders approved the transactions contemplated in the Asset Purchase Agreement.

                  In connection with the completion of the sale of substantially all the assets and liabilities of Ermanco, the Company has attached hereto, as
Exhibit 99.2, Pro Forma financial information as of March 31, 2005 for the Company, to reflect the disposition of substantially all of the assets and liabilities of Ermanco.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                  Effective August 5, 2005, as a result of the sale of substantially all of assets and liabilities of Ermanco, Leon C. Kirschner resigned as Chief Operating Officer of the Company and President of Ermanco and Gordon A. Hellberg resigned as Vice President of Sales of the Company and Vice President of Sales of Ermanco.

                  Effective August 8, 2005, Steven Shulman resigned as a director of the Company. Mr. Shulman became a director of the Company as a result of the Company's purchase of Ermanco on September 30, 1999.


Item 5.03 Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

                  On August 5, 2005, in connection with the completion of the sale of substantially all of the assets and liabilities of Ermanco, Ermanco filed with the Michigan Secretary of State a Certificate of Amendment to Ermanco's Articles of Incorporation, changing Ermanco's name to "E Corporation" effective as of that date. The amendment to Ermanco's Articles of Incorporation was approved by the Company's sole stockholder on August 3, 2005. A copy of the certificate of amendment is filed with this Current Report as Exhibit 3.1

Item 9.01.    Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

  (c)  Exhibit No.  Description
          3.1 Certificate of Amendment to the Articles of Incorporation of Ermanco Incorporated as filed with the Michigan Secretary of State on August 5, 2005.
         99.1       Press Release of Paragon Technologies, Inc. dated August 8,
                    2005.
         99.2       Pro Forma Financial Statements as of March 31, 2005.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PARAGON TECHNOLOGIES, INC.



Date:  August 9, 2005                          By:   /s/  Leonard S. Yurkovic
                                                   --------------------------
                                                        Leonard S. Yurkovic
                                                        President and CEO

                                Index of Exhibits


(c)  Exhibit No.      Description
       3.1*           Certificate of Amendment to the Articles of Incorporation
                      of Ermanco Incorporated as filed with the Michigan
                      Secretary of State on August 5, 2005.
      99.1*           Press Release of Paragon Technologies, Inc. dated August
                      8, 2005.
      99.2*           Pro Forma Financial Statements as of March 31, 2005.
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* Filed herewith